UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

Organon & Co.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! ORGANON & CO. 2026 Annual Meeting Vote by June 8, 2026 11:59 PM Eastern Daylight Time ORGANON & CO. 30 HUDSON STREETFLOOR 33JERSEY CITY, NJ 07302 V94306-P47523 You invested in ORGANON & CO. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 9, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) byrequestingpriortoMay26,2026.If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually during the Meeting June 9, 2026 9:00 a.m. Eastern Daylight Time Virtually at: www.virtualshareholdermeeting.com/OGN2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Carrie S. Cox	For
1b.	Robert Essner	For
1c.	Alan Ezekowitz, M.D., Ph. D.	For
1d.	Helene Gayle, M.D.	For
1e.	Rochelle B. Lazarus	For
1f.	Deborah Leone	For
1g.	Philip Ozuah, M.D., Ph. D.	For
1h.	Cynthia M. Patton	For
1i.	Ramona Sequeira	For
1j.	Shalini Sharp	For
2.	Approve, on a non-binding advisory basis, the compensation of Organon's Named Executive Officers.	For
3.	Approval of an amendment and restatement of the Organon & Co. 2021 Incentive Stock Plan.	For
4.	Ratify the appointment of PricewaterhouseCoopers LLP as Organon's independent registered public accounting firm for 2026.	For

NOTE: The proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V94307-P47523